Oil and Natural Gas Property Transactions	12 Months Ended
Dec. 31, 2018
Property, Plant and Equipment [Abstract]
Oil and Natural Gas Property Transactions
Oil and Natural Gas Property Transactions
2018 Transactions
We sold all of our approximately 1,500,000 gross (900,000 net) acres in Ohio, of which approximately 320,000 net acres are prospective for the Utica Shale with approximately 920 producing wells, along with related property and equipment (collectively, the “Designated Properties”) for net proceeds of $1.868 billion to Encino, with additional contingent payments to us of up to $100 million comprised of $50 million in consideration in each case if, on or prior to December 31, 2019, there is a period of twenty (20) trading days out of a period of thirty (30) consecutive trading days where (i) the average of the NYMEX natural gas strip prices for the months comprising the year 2022 equals or exceeds $3.00/mmbtu as calculated pursuant to the purchase agreement, and (ii) the average of the NYMEX natural gas strip prices for the months comprising the year 2023 equals or exceeds $3.25/mmbtu as calculated pursuant to the purchase agreement. We recognized a loss of approximately $273 million associated with the transaction.
In 2018, we sold portions of our acreage, producing properties and other related property and equipment in the Mid-Continent, including our Mississippian Lime assets, for approximately $491 million, subject to certain customary closing adjustments. Included in the sales were approximately 238,500 net acres and interests in approximately 3,200 wells. We recognized a gain of approximately $12 million associated with the transactions. Also, in 2018, we received proceeds of approximately $37 million subject to customary closing adjustments, for the sale of other oil and natural gas properties covering various operating areas.
2017 Transactions
We sold portions of our acreage and producing properties in our Haynesville Shale operating area in northern Louisiana for approximately $915 million, subject to certain customary closing adjustments, and recognized a gain of approximately $326 million. Included in the sales were approximately 119,500 net acres and interests in 576 wells that were producing approximately 80 mmcf of gas per day at the time of closing. Also, in 2017, we received proceeds of approximately $350 million, net of post-closing adjustments, for the sale of other oil and natural gas properties covering various operating areas.
2016 Transactions
We conveyed our interests in the Barnett Shale operating area located in north central Texas and received from the buyer aggregate net proceeds of approximately $218 million and recognized a gain of approximately $192 million associated with the transaction. We sold approximately 212,000 net developed and undeveloped acres along with other property and equipment. We simultaneously terminated most of our future commitments associated with this asset. In connection with this disposition, we paid $361 million to terminate certain natural gas gathering and transportation agreements and paid $58 million to restructure a long-term sales agreement. We recognized $361 million of expense for the termination of contracts and deferred charges of $58 million for the restructured contract. The deferred charges will be amortized to marketing, gathering and compression revenue over the life of the agreement. Additionally, we recognized a charge of $284 million in 2016 related to the impairment of other fixed assets sold in the divestiture.
We sold the majority of our upstream and midstream assets in the Devonian Shale located in West Virginia, Kentucky and Virginia for proceeds of $140 million. We sold an interest in approximately 1.3 million net acres, retaining all rights below the base of the Kope formation, and approximately 5,300 wells along with related gathering assets, and other property and equipment. Additionally, we recognized an impairment charge of $142 million in 2016 related to other fixed assets sold in the divestiture. In connection with this divestiture, we purchased the underlying interests in one of our remaining VPP transactions for $127 million. All of the acquired interests were conveyed in our divestiture and we no longer have any future obligations related to this VPP. Inclusive of the VPP, we recognized a gain of approximately $47 million associated with the transaction.
We acquired oil and natural gas properties in the Haynesville Shale for approximately $85 million.
We sold certain of our other noncore oil and natural gas properties for net proceeds of approximately $1.048 billion, after post-closing adjustments. In conjunction with certain of these sales, we purchased oil and natural gas interests previously sold to third parties in connection with four of our VPP transactions for approximately $259 million. Substantially all of the acquired interests were part of the asset divestitures discussed above and we no longer have any further commitments or obligations related to these VPPs. The asset divestitures cover various operating areas. Inclusive of the VPPs, we recognized a gain of approximately $351 million associated with the transactions.
Assets Held for Sale
As of December 31 2017, we had $128 million of our assets located in the Mid-Continent that satisfied criteria to be considered held for sale. We sold these assets in 2018.